UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

SOMALOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

CM Life Sciences II, Inc. c/o Corvex Management 667 Madison Avenue New York, New York 10065 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New SomaLogic,” “SomaLogic,” and the “Company” refer to SomaLogic, Inc., a Delaware corporation (f/k/a CM Life Sciences II, Inc., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed SomaLogic, Inc., and where appropriate, our wholly-owned subsidiaries (including Old SomaLogic, as defined below) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “CMLS II” refer to CM Life Sciences II, Inc., a Delaware corporation, prior to the Closing Date, and references to “Old SomaLogic” refer to SomaLogic, Inc., a Delaware corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 6 thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

Item 1.01. Entry into Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 127 of CMLS II’s proxy statement/prospectus filed with the SEC on August 12, 2021 (the “Proxy Statement/Prospectus”), CMLS II consummated its previously announced business combination (the “Business Combination”) on September 1, 2021 (the “Closing Date”), pursuant to the terms of that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”) with SomaLogic, Inc., a Delaware corporation (“Old SomaLogic”), and S-Craft Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of CMLS II (“Merger Sub”).

Pursuant to the terms of the Merger Agreement (and upon all other conditions pursuant to the Merger Agreement being satisfied or waived), on the Closing Date, (i) Old SomaLogic changed its name to “SomaLogic Operating Co., Inc.”, (ii) CMLS II changed its name to SomaLogic, Inc. (“New SomaLogic,” ”SomaLogic,” or the “Company”), and (iii) Merger Sub merged with and into Old SomaLogic (the “Merger”), with Old SomaLogic as the surviving company in the Merger and, after giving effect to such Merger, Old SomaLogic becoming a wholly-owned subsidiary of New SomaLogic.

On August 31, 2021, CMLS II held a special meeting of stockholders (the “Special Meeting”), at which the CMLS II stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the transactions contemplated by the Merger Agreement, including the Merger and the issuance of shares of Class A common stock, par value $0.0001 per share, of the Company (prior to the Closing Date, the “Class A Common Stock” and, following the Closing Date, the “Common Stock”) to the former Old SomaLogic stockholders as Merger Consideration (as defined in the Proxy Statement/Prospectus).

Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described above, on August 31, 2021, CMLS II held the Special Meeting, at which the CMLS II stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Business Combination. On September 1, 2021 the parties consummated the Business Combination. In connection with the Business Combination, the Company changed its name from CM Life Sciences II, Inc. to “SomaLogic, Inc.”

Holders of 809,850 shares of CMLS II’s Class A Common Stock sold in its initial public offering (the “Public Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from CMLS II’s initial public offering (the “IPO”), calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.00 per share, or $8,098,500 in the aggregate.

As a result of the Business Combination, each share of Class B common stock of Old SomaLogic and each share of preferred stock of Old SomaLogic was cancelled and converted into a portion of the Merger Consideration on the terms set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, the aggregate merger consideration paid in connection with the Business Combination (excluding any potential Earn-Out Shares, as defined below) was $1,250 million, which consists of cash payments (at the election of Old SomaLogic stockholders) of $50.0 million and equity consideration in the form of (i) the issuance of shares of Common Stock of the Company and (ii) rollover of Old SomaLogic’s outstanding options. The number of shares of Common Stock issued to Old SomaLogic stockholders was based on a deemed value of $10.00 per share after giving effect to an exchange ratio of 0.8381. Accordingly, (i) $50 million cash was paid to SomaLogic stockholders (thereby reducing the aggregate number of shares issuable under the Merger Agreement at Closing from 125,000,000 to 120,000,000 shares of Common Stock), (ii) 110,973,213 shares of Common Stock were issued to Old SomaLogic stockholders on the Closing Date and (iii) the remaining balance of the 120,000,000 shares of Common Stock to be issued under the Merger Agreement may be issued in the future upon the exercise of options of the Company that were converted from Old SomaLogic options.

Stockholders and service providers of the Company (“Earn-Out Service Providers”) are also entitled to receive a number of shares (the “Earn-Out Shares”) of up to 3,500,125 and 1,499,875 additional shares of Common Stock, respectively, if at any time between the 13-month anniversary of the Closing Date and the 24-month anniversary of the Closing Date, the Common Stock share price is greater than or equal to $20.00 for a period of at least 20 out of 30 consecutive trading days (the “Triggering Event”). Any Earn-Out Shares issuable to an Earn-Out Service Provider shall be issued only if such individual continues to provide services (whether as an employee, director or individual independent contractor) through the date of occurrence of the corresponding Triggering Event (or a change in control acceleration event, if applicable) that causes such Earn-Out Shares to become issuable. Any Earn-Out Shares that are forfeited pursuant to the preceding sentence shall be reallocated to the Company stockholders in accordance with their respective pro rata Earn-Out Shares.

Upon consummation of the Business Combination, each share of Class B common stock, par value of $0.001 per share, of CMLS II (the “Class B Common Stock”) automatically converted into one share of Common Stock of the Company.

At the Closing Date, the Company issued 36,500,000 shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $365 million (the “PIPE Investment”) pursuant to subscription agreements dated March 28, 2021 (collectively, the “Subscription Agreements”). Such amounts reflect a reduction of 1 million shares from the previously announced private placement.

After giving effect to the Business Combination, the redemption of Public Shares as described above, the conversion of the Class B Common Stock into Common Stock as described above, and the consummation of the PIPE Investment, there are currently 181,163,363 shares of the Company’s Common Stock issued and outstanding.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

●	the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

●	the ability to maintain the listing of the Common Stock on the Nasdaq, as applicable;

●	the risk of disruption to the Company’s current plans and operations;

●	the ability to recognize the anticipated benefits of the Company’s business, which may be affected by, among other things, competition and the ability to grow and manage growth profitably and retain its key employees;

●	costs related to the Company’s business;

●	changes in applicable laws or regulations;

●	the ability of the Company to raise financing in the future;

●	the success, cost and timing of the Company’s product development activities;

●	the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product;

●	the Company’s ability to maintain existing license agreements and manufacturing arrangements;

●	the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company;

●	the size and growth potential of the markets for the Company’s products, and the ability of each to serve those markets, either alone or in partnership with others;

●	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

●	the Company’s financial performance;

●	the impact of the COVID-19 pandemic on the Company’s; and

●	other factors disclosed under the section titled “Risk Factors” in the Proxy Statement/Prospectus beginning on page 47 thereof, which is incorporated herein by reference.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “SomaLogic’s Business” beginning on page 205 thereof, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 47 thereof, and that information is incorporated herein by reference.

Summary Risk Factors

●	SomaLogic is an early-stage life sciences technology company that has incurred losses since inception, and SomaLogic expects to make significant investments in its continued research and development of new services and products, which may not be successful.

●	Seasonality may cause fluctuations in SomaLogic’s revenue and results of operations. SomaLogic’s operating results have in the past fluctuated significantly and may continue to fluctuate significantly in the future, which makes its future results difficult to predict and could cause its operating results to fall below expectations or any guidance we may provide.

●	SomaLogic’s current and future services and products may never achieve significant commercial market acceptance.

●	SomaLogic’s business will depend significantly on research and development spending by pharmaceuticals, biotechnology, and academic, governmental and other research institutions, and any reduction in spending could limit demand for SomaLogic’s services and adversely affect the business, results of operations, financial condition and prospects.

●	The life sciences industry is subject to rapid change, which could make SomaLogic’s proteomics platform and related services and products that we develop obsolete. SomaLogic’s long term results depend upon its ability to improve existing services and products, and our ability to introduce and market new services and products successfully.

●	The majority of SomaLogic’s operations and laboratory processes are currently conducted at a single location in Boulder, Colorado and any disruption at SomaLogic’s facility could negatively impact its operations and increase expenses.

●	Unfavorable U.S. or global economic conditions as a result of the COVID-19 pandemic, or otherwise, could adversely affect SomaLogic’s ability to raise capital, results of operations and financial conditions.

●	Cybersecurity risks that could result in damage to SomaLogic’s data integrity and subject it to fines or lawsuits under data privacy laws.

●	SomaLogic depends on its key personnel and other highly qualified personnel, and if it’s unable to recruit, train and retain its personnel, SomaLogic may not achieve its goals.

●	If SomaLogic fails to protect its intellectual property effectively, its business would be harmed. SomaLogic’s inability to effectively protect its proprietary technologies, including the confidentiality of trade secrets, could harm its competitive position.

●	SomaLogic is in a heavily regulated industry, and changes in regulations or violations of regulations may, directly or indirectly, reduce its revenue, adversely affect SomaLogic’s results of operations and financial condition and harm its business.

●	SomaLogic’s products could become subject to government regulation as medical devices by the FDA and other regulatory agencies, which could adversely impact its ability to market and sell its products and harm its business.

●	SomaLogic could be adversely affected by alleged violations of the Federal Trade Commission Act or other truth-in-advertising and consumer protection laws.

●	The requirements of being a public company may strain SomaLogic’s resources, result in litigation and divert management’s attention.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the consolidated financial information of SomaLogic and the unaudited pro forma condensed combined financial information of the Company.

The selected historical consolidated financial information of SomaLogic as of and for the three months ended March 31, 2021 and 2020 and as of and for the years ended December 31, 2020 and 2019 is described in the Proxy Statement/Prospectus in the section entitled “Selected Historical Financial Information of SomaLogic” beginning on page 41 thereof and that information is incorporated herein by reference.

The selected historical financial information of CMLS II as of and for the three months ended March 31, 2021 and as of December 31, 2020 is described in the Proxy Statement/Prospectus in the section entitled “Selected Historical Financial Information of the Company” beginning on pages 40 thereof and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to our Management’s Discussion and Analysis and Financial Condition and Results of Operations as of and for the six months ended June 30, 2021 and 2020, included in Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of SomaLogic as of and for the three months ended March 31, 2021 and as of and for the years ended December 31, 2020 and 2019 is described in the Proxy Statement/Prospectus in the section entitled “SomaLogic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 242 thereof and that information is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of CMLS II as of and for the three months ended March 31, 2021 is described in the Proxy Statement/Prospectus in the section entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 202 thereof and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to our Management’s Discussion and Analysis and Financial Condition and Results of Operations as of and for the six months ended June 30, 2021 and 2020, included in Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “SomaLogic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risk” beginning on page 242 thereof, and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risk” beginning on page 202 thereof, which are incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section entitled “SomaLogic’s Business – Facilities” beginning on page 229 thereof, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Business Combination by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the record date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the record date or subject to restricted stock units that vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301.

The table below does not include any Earn-Out Shares (as defined in the Proxy Statement/Prospectus) that may be issued in the future.

The beneficial ownership of our Common Stock is based on 181,163,363 shares of Common Stock issued and outstanding immediately following consummation of the Business Combination, including the redemption of Public Shares as described above, the conversion of the Class B Common Stock as described above and the consummation of the PIPE Investment.

Name and Address of Beneficial Owner	Number of shares of Common Stock	% of Common Stock	% of Total Voting Power
Directors & executive officers(1)
Roy Smythe(2)	1,358,627	*	*
Melody Harris(3)	601,264	*	*
Shaun Blakeman	-	*	*
Charles M. Lillis(4)	403,684	*	*
Amy Graves(5)	22,702	*	*
Ruben Gutierrez	-	*	*
Eli Casdin(6)(7)(8)	23,535,751	12.7%	12.7%
Kevin Conroy(9)	191,666	*	*
Troy Cox(10)	241,666	*	*
Stephen Quake(11)	591,666	*	*
Anne Margulies(12)	48,192	*	*
Richard Post(12)	48,192	*	*
Ted Meisel	-	*	*
Robert Barchi	-	*	*
All directors and executive officers as a group (14 individuals)	27,043,410	14.4%	14.4%
5% beneficial owners
Lawrence Gold and affiliates(13)	9,133,066	5.0%	5.0%
Novartis(14)	10,367,340	5.7%	5.7%
Casdin Partners Master Fund, L.P.(7)(8)	12,389,082	6.8%	6.8%

*	Indicates beneficial ownership of less than 1%.

(1)	The business address of each of these stockholders is c/o SomaLogic, 2945 Wilderness Place, Boulder, Colorado 80301.

(2)	Consists of options to purchase 1,358,627 shares of Common Stock that are exercisable within 60 days of September 1, 2021.

(3)	Consists of options to purchase 601,264 shares of Common Stock that are exercisable within 60 days of September 1, 2021.

(4)	Consists of (i) 276,573 shares of Common Stock held of record by Charles M. Lillis, (ii) 100,572 shares of Common Stock held of record by The Lillis Foundation, (iii) 12,571 shares of Common Stock held of record by CAG LLC, and (iv) options to purchase 13,968 shares of Common Stock that are exercisable within 60 days of September 1, 2021. Mr. Lillis may be deemed to be a beneficial owner of the shares held directly by CAG LLC and The Lillis Foundation as a result of Mr. Lillis’ voting and dispositive power with respect to the shares.

(5)	Consists of options to purchase 22,702 shares of Common Stock that are exercisable within 60 days of September 1, 2021.

(6)	CMLS Holdings II LLC is the record holder of (i) 6,800,000 shares of Common Stock and (ii) warrants to purchase 4,346,669 shares of Common Stock that are exercisable within 60 days of September 1, 2021. Eli Casdin is a member of the board of managers of CMLS Holdings II LLC and shares voting and investment discretion with respect to the common stock held of record by CMLS Holdings II LLC.

(7)	Consists of 9,889,082 shares of Common Stock held of record by Casdin Partners Master Fund, L.P. The shares held by Casdin Partners Master Fund, L.P. may be deemed to be indirectly beneficially owned by (i) Casdin Capital, LLC, the investment adviser to Casdin Partners Master Fund, L.P., (ii) Casdin Partners GP, LLC, the general partner of Casdin Partners Master Fund L.P., and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. The address for the Casdin entities noted herein is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(8)	Includes 2,500,000 shares of Common Stock issued in the PIPE Investment to Casdin Master Fund, L.P. The shares may be deemed to be indirectly beneficially owned by (i) Casdin Capital, LLC, the investment adviser to Casdin Partners Master Fund, L.P., (ii) Casdin Partners GP, LLC, the general partner of Casdin Partners Master Fund L.P., and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC.

(9)	Consists of (i) 25,000 shares of Common Stock held of record by Kevin Conroy and (ii) warrants to purchase 166,666 shares of Common Stock held of record by the Conroy Family Foundation, Inc. that are exercisable within 60 days of September 1, 2021. Conroy Family Foundation, Inc., a 501(c) charitable organization, is the record holder of the shares reported herein. Mr. Conroy is a board member and officer of Conroy Family Foundation, Inc., and has shared voting and investment discretion with respect to the common stock held of record by Conroy Family Foundation, Inc.

(10)	Consists of (i) 25,000 shares of Common Stock held of record by Troy Cox, (ii) 50,000 shares of Common Stock issued in the PIPE Investment to Mr. Cox, and (iii) warrants to purchase 166,666 shares of Common Stock held of record by Mr. Cox that are exercisable within 60 days of September 1, 2021.

(11)	Consists of (i) 25,000 shares of Common Stock held of record by Stephen Quake, (ii) 150,000 shares of Common Stock held of record by Quake 2018 Charitable Remainder Unitrust, (iii) 150,000 shares of Common Stock held of record by The Eleftheria Foundation, (iv) 100,000 shares of Common Stock held of record by DeltaXDeltaP Hbar Trust, and (v) warrants to purchase 166,666 shares of Common Stock held of record by Mr. Quake that are exercisable within 60 days of September 1, 2021. Mr. Quake may be deemed to be a beneficial owner of the shares held directly by Quake 2018 Charitable Remainder Unitrust, The Eleftheria Foundation and DeltaXDeltaP Hbar Trust as a result of Mr. Quake’s voting and dispositive power with respect to the shares.

(12)	Consists of options to purchase 48,192 shares of Common Stock that are exercisable within 60 days of September 1, 2021.

(13)	Consists of (i) 437,822 shares of Common Stock held of record jointly by Lawrence Gold and Hope Morrissett who have shared voting and dispositive power with respect to the shares, (ii) 4,982,168 shares of Common Stock held of record by MorrGold Holdings, LLC, (iii) 3,713,076 shares of Common Stock held of record by MorrGold II, LLC. Mr. Gold is the managing director or MorrGold Holdings, LLC and MorrGold II, LLC. Mr. Gold’s business address is 1033 5th Street, Boulder, CO 80302.

(14)	Consists of (i) 1,676,200 shares of Common Stock held of record by Novartis Institutes for BioMedical Research, Inc. (“Novartis Research”) and (ii) 8,591,140 shares of Common Stock held of record by Novartis Pharma AG (“Novartis AG”). Also includes 100,000 shares of Common Stock issued to Novartis AG in the PIPE Investment. The business address for Novartis Research is 700 Main Street 421Q, Cambridge, MA 02139. The business address for Novartis AG is Lichstrasse 35, Basel, Switzerland 4056.

Directors and Executive Officers

Other than as disclosed below in Item 5.02 below, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 265 thereof and to Item 5.02 of this Current Report on Form 8-K, which are incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Except as otherwise stated herein, the committees of the Board are further described in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Board Committees” beginning on page 269 thereof and that information is incorporated herein by reference.

Audit Committee

The purpose of the audit committee will be to prepare the audit committee report required by the SEC to be included in any proxy statement or prospectus required to be filed by the Company under the rules and regulations of the SEC and to assist the Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal audit function, if any, and (5) the performance of the Company’s independent registered public accounting firm.

The audit committee consists of Richard Post, who will be serving as the chairperson, Troy Cox, Eli Casdin Robert Barchi, and Anne Margulies. The Board has determined that each member of the audit committee will qualify as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. We also believe that each member of the audit committee will qualify as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K. The Board has adopted a written charter for the audit committee, which is available free of charge on our corporate website (www.somalogic.com). The information on our website is not part of this Current Report on Form 8-K.

Compensation Committee

The purpose of the compensation committee is to assist the Board in discharging its responsibilities relating to (1) setting the Company’s compensation program and compensation of its executive officers and directors, (2) monitoring the Company’s incentive and equity-based compensation plans, and (3) preparing the compensation committee report required to be included in any proxy statement or prospectus required to be filed by the Company under the rules and regulations of the SEC.

The compensation committee consists of Anne Margulies, who will be serving as the chairperson, Chuck Lillis, Richard Post and Troy Cox.

The Board has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (www.somalogic.com). The information on our website is not part of this Current Report on Form 8-K.

Nominating and Corporate Governance Committee

The purpose of the nominating and corporate governance committee is to (1) oversee all aspects of the Company’s corporate governance functions on behalf of the board of directors; (2) make recommendations to the board of directors regarding corporate governance issues; (3) identify, review and evaluate candidates to serve as directors of the Company and review and evaluate incumbent directors; (4) serve as a focal point for communication between such candidates, non-committee directors and the Company management; (5) recommend to the board of directors for selection candidates to the board of directors to serve as nominees for director for the annual meeting of shareholders; (6) make other recommendations to the board of directors regarding affairs relating to the directors of the Company including director compensation; and (7) perform any other duties as directed by the board of directors.

The nominating and corporate governance committee consists of Eli Casdin, who will be serving as the chairperson, Kevin Conroy, Stephen Quake and Anne Margulies.

The Board has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website (www.somalogic.com). The information on our website is not part of this Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

The information described in the Proxy Statement/Prospectus in the section entitled “Compensation Committee Interlocks and Insider Participation” beginning on page 195 thereof is also incorporated herein by reference.

Compensation of Directors and Executive Officers

The compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the section entitled “Compensation of Directors and Executive Officers” beginning on page 271 thereof, and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 292 thereof, and that information is incorporated herein by reference.

A description of the Company’s independent directors is described in the Proxy Statement/Prospectus in the section entitled “Management—Director Independence” beginning on page 192 thereof, and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “SomaLogic’s Business—Legal Proceedings” beginning on page 241, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Common Stock and the warrants sold in the IPO commenced trading on the Nasdaq Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “SLGC” and “SLGCW,” respectively, on September 2, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A Common Stock and warrants of CMLS II. CMLS II’s units ceased trading separately on the Nasdaq on September 2, 2021.

The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Board. We currently expect that the Company will retain future earnings to finance operations and grow its business, and we do not expect the Company to declare or pay cash dividends for the foreseeable future.

Holders of Record

Effective upon the Closing Date, including the redemption of Public Shares as described above, the conversion of the Class B Common Stock as described above, and the consummation of the PIPE Investment, the Company had 181,163,363 shares of Common Stock outstanding held of record by approximately 534 holders and no shares of preferred stock outstanding. Such amounts do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 3—The Incentive Plan Proposal” beginning on page 176 thereof, and “Proposal No. 4—The ESPP Proposal” beginning on page 182 thereof, which are incorporated herein by reference. The SomaLogic, Inc. 2021 Omnibus Incentive Plan and SomaLogic, Inc. 2021 Employee Stock Purchase Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by CMLS II’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report on Form 8-K relating to the issuance of Common Stock in connection with the PIPE Investment is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 273 thereof and that information is incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation was approved by CMLS II’s stockholders at the Special Meeting and became effective as of the Closing Date.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions—Indemnification Agreements” beginning on page 298 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report relating to the financial information of the Company, and to Exhibit 99.3 to this Report, all of which are incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in the Company’s certifying accountant, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Effective upon the Closing Date, the Company consummated the PIPE Investment in the aggregate amount of $365,000,000. Additionally, 6.9 million shares of Class B Common Stock held by CMLS Holdings II LLC, a Delaware limited liability company (the “Sponsor”), and certain directors and former directors of the Company automatically converted to shares of Common Stock as of the Closing Date. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

The Company issued the shares of Common Stock pursuant to the PIPE Investment under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction by an issuer not involving a public offering. The Company issued the shares of Common Stock in connection with the conversion of the Class B Common Stock under Section 3(a)(9) of the Securities Act, as an exchange with its existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange. The investors in the PIPE Investment represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing all of the shares issued in the PIPE Investment and in connection with the conversion of the Class B Common Stock (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On September 1, 2021, the audit committee approved the dismissal of WithumSmith+Brown, PC (“Withum”), CMLS II’s independent registered public accounting firm prior to the Business Combination, in connection with the closing of the Business Combination.

Withum’s report (“Withum’s Report”) on the financial statements of CMLS II as of December 31, 2020, and for the period from December 15, 2020 (inception) through December 31, 2020, and the financial statements of CMLS II as of February 25, 2021, included in the Proxy Statement/Prospectus, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than as follows:

Withum’s Report contained a separate paragraph stating that:

“As discussed in Note 2 to the financial statement, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the warrants should be accounted for as liabilities. Accordingly, the financial statement has been restated to correct the accounting and related disclosure for the warrants.”

During the period from December 15, 2020 (inception) through December 31, 2020 and the subsequent period through September 1, 2021, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report.

During the period from December 15, 2020 (inception) through December 31, 2020 and the subsequent period through September 1, 2021, there were no “reportable events ” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of CMLS II concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective solely as a result of the restatement of its financial statements as of and for such periods in light of the SEC the Public Statement, which required CMLS II to reclassify the outstanding warrants as liabilities on its balance sheet. Based on the foregoing, it was determined that CMLS II had a material weakness relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of June 30, 2021.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

(b) Newly Appointed Independent Registered Public Accountant

On September 1, 2021, the audit committee of the Board approved the appointment of Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021.

During the period from December 15, 2020 (inception) through December 31, 2020 and the subsequent period through September 1, 2021, the Company did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing Date, and in accordance with the terms of the Business Combination, (i) each executive officer of CMLS II ceased serving in such capacities, (ii) Jason Kelly ceased serving on the Board, and (iii) Robert Barchi, Chuck Lillis, Anne Margulies, Ted Meisel, Richard Post, and Roy Smythe were appointed as directors of the Company.

Additionally, effective upon the Closing Date, Roy Smythe was appointed Chief Executive Officer, Melody Harris was appointed President and Chief Operating Officer, Shaun Blakeman was appointed Chief Financial Officer, Amy Graves was appointed Chief Accounting Officer, and Ruben Gutierrez was appointed General Counsel.

Other than as disclosed in Item 5.02 of this Current Report on Form 8-K, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 265 thereof and to Item 1.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing Date, pursuant to a Second Amended and Restated Certificate of Incorporation (as amended, the “Second Amended and Restated Certificate of Incorporation”), and the Company adopted restated bylaws pursuant to an Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

Copies of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 5—The Charter Amendment Proposal” beginning on page 186, of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at https://somalogic.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 5.06. Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 127 thereof, which is incorporated herein by reference.

Item 8.01. Other Events.

On September 1, 2021, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

Reference is made to the audited consolidated financial statements of SomaLogic as of and for the years ended December 31, 2020 and 2019, and the related notes thereto, included in the Proxy Statement/Prospectus on pages F-69 through F-100, which are incorporated herein by reference. Reference is further made to the unaudited condensed consolidated financial statements of SomaLogic as of and for the six months ended June 30, 2021 and 2020, and the related notes thereto, are filed as Exhibits 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. Reference is further made to the unaudited condensed consolidated financial statements of CMLS II as of and for the six months ended June 30, 2021 and 2020, and the related notes thereto, included in the Form 10-Q filed with the SEC on August 16, 2021, which is incorporated herein by reference.

(b) Pro Forma Financial Information.

Reference is made to the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, which is filed as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits.

Exhibit		Incorporated by Reference
Number	Description	Form	Exhibit	Filing Date
2.1†	Merger Agreement, as amended by the First Amendment thereto dated May 12, 2021 and the Second Amendment thereto dated July 15, 2021 (included as Annex A to the Proxy Statement/Prospectus which forms a part of the S-4/A).	S-4/A	2.1	08/05/2021
3.1	Second Amended and Restated Certificate of Incorporation of SomaLogic, Inc.	8-A/A	3.1	09/01/2021
3.2	Amended and Restated Bylaws of SomaLogic, Inc.	8-A/A	3.1	09/01/2021
4.1	Specimen Class A Common Stock Certificate.	S-4/A	4.1	08/05/2021
4.2	Warrant Agreement.	8-K	10.1	02/26/2021
10.1+	SomaLogic, Inc. 2021 Omnibus Incentive Plan (included as Annex C to the Proxy Statement/Prospectus forming a part of the S-4/A).	S-4/A	10.1	08/05/2021
10.2+	SomaLogic, Inc. Employee Stock Purchase Plan (included as Annex D to the Proxy Statement/Prospectus forming a part of the S-4/A).	S-4/A	10.2	08/05/2021
10.3+	Form of Stock Appreciation Rights Agreement pursuant to the SomaLogic, Inc. 2021 Omnibus Incentive Plan.	S-4/A	10.3	08/05/2021
10.4+	Form of Incentive Stock Option Award Agreement under the SomaLogic, Inc. 2021 Omnibus Incentive Plan.	S-4/A	10.4	08/05/2021
10.5+	Form of Restricted Stock Unit Award Agreement under the SomaLogic, Inc. 2021 Omnibus Incentive Plan.	S-4/A	10.5	08/05/2021
10.6+	Form of Restricted Stock Award Agreement under the SomaLogic, Inc. 2021 Omnibus Incentive Plan.	S-4/A	10.6	08/05/2021
10.7+	Form of Non-Qualified Stock Option Award Agreement under the SomaLogic, Inc. 2021 Omnibus Incentive Plan.	S-4/A	10.7	08/05/2021
10.8+	SomaLogic, Inc. 2009 Equity Incentive Plan.	S-4/A	10.8	08/05/2021

10.9+	Form of Non-Statutory Stock Option Agreement under the SomaLogic, Inc. 2009 Equity Incentive Plan.	S-4/A	10.9	08/05/2021
10.10+	Form of Incentive Stock Option Agreement under the SomaLogic, Inc. 2009 Equity Incentive Plan.	S-4/A	10.10	08/05/2021
10.11+	SomaLogic, Inc. 2017 Equity Incentive Plan.	S-4/A	10.11	08/05/2021
10.12+	Form of Option Agreement (Incentive Stock Option or Non-statutory Stock Option) under the SomaLogic, Inc. 2017 Equity Incentive Plan.	S-4/A	10.12	08/05/2021
10.13+	Severance Agreement, dated September 1, 2020, between SomaLogic, Inc. and Lawrence Gold.	S-4/A	10.13	08/05/2021
10.14+	First Amendment to Severance Agreement, dated December 4, 2020, between SomaLogic, Inc. and Lawrence Gold.	S-4/A	10.14	08/05/2021
10.15+	Employment Agreement, dated April 20, 2020, between SomaLogic, Inc. and Roy Smythe.	S-4/A	10.15	08/05/2021
10.16+	Employment Agreement, dated April 20, 2020, between SomaLogic, Inc. and Stephen Williams.	S-4/A	10.16	08/05/2021
10.17+	Employment Agreement, dated April 20, 2020, between SomaLogic, Inc. and Melody Harris.	S-4/A	10.17	08/05/2021
10.18+	Amendment to Employment Agreement dated June 28, 2021 between SomaLogic, Inc. and Roy Smythe.	S-4/A	10.18	08/05/2021
10.19+	Amendment to Employment Agreement dated June 28, 2021 between SomaLogic, Inc. and Stephen Williams.	S-4/A	10.19	08/05/2021
10.20+	Amendment to Employment Agreement dated June 28, 2021 between SomaLogic, Inc. and Melody Harris.	S-4/A	10.20	08/05/2021
10.21	Form of Subscription Agreement.	8-K	10.1	03/29/2021
10.22	Form of Stockholder Lock-Up Agreement.	8-K	10.2	03/29/2021
10.23	Form of Stockholder Support Agreement.	8-K	10. 3	03/29/2021
10.24	Sponsor Support Agreement dated March 28, 2021.	8-K	10.4	03/29/2021
10.25	Forfeiture Agreement dated March 28, 2021.	8-K	10.5	03/29/2021
10.26	Form of Amended and Restated Registration Rights Agreement.	8-K	10.6	03/29/2021
10.27	Investment Management Trust Agreement dated February 22, 2021.	8-K	10.2	02/26/2021
10.28	Registration Rights Agreement dated February 22, 2021.	8-K	10.3	02/26/2021
10.29	Private Placement Warrants Purchase Agreement dated February 22, 2021.	8-K	10.4	02/26/2021

10.30	Letter Agreement dated February 22, 2021.	8-K	10.5	02/26/2021
10.31	Forward Purchase Agreement dated February 22, 2021.	8-K	10.6	02/26/2021
10.32	Forward Purchase Agreement dated February 22, 2021.	8-K	10.7	02/26/2021
10.33††	Master Collaboration Agreement, dated September 20, 2019, between SomaLogic, Inc. and Novartis Pharma AG.	S-4/A	10.33	08/05/2021
10.34††	Amended and Restated Master SomaScan Discovery Services Agreement, dated October 13, 2020, between SomaLogic, Inc. and Amgen Inc.	S-4/A	10.34	08/05/2021
16.1*	Letter from Withum to the U.S. Securities and Exchange Commission dated September 8, 2021.
21.1*	Subsidiaries of the Company.
99.1*	Joint Press Release Announcing the Completion of the Business Combination dated September 1, 2021.
99.2*	Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the six months ended June 30, 2021 and 2020.
99.3*	Unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2021 and 2020.
99.4*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).
The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
††	The Company has omitted portions of the exhibit as permitted under Regulation S-K Item 601(b)(10). The Registrant agrees to furnish on a supplemental basis an unredacted copy of this exhibit and its materiality and privacy or confidentiality analysis if requested by the SEC.
+	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2021	SOMALOGIC, INC.

	By:	/s/ Roy Smythe
		Name:	Roy Smythe
		Title:	Chief Executive Officer